                        AMENDMENT NO. 2 dated as of September 22,2004 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15,2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the "Borrowers"), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, as Administrative Agent and as Issuing Bank for the Lenders (the "Agent"), JPMorgan Chase Bank, Toronto Branch as Canadian Agent, Fleet National Bank, as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

      The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

      The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.

      Therefore, the parties hereto hereby agree as follows:

      Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

      Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

      (A) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical sequence:

      "2004 Convertible Subordinated Notes" shall mean LGEI's convertible senior subordinated notes issued in 2004 which are not subject to maturity, redemption, prepayment or repurchase at the option of the holders prior to 201 1 other than for a "Designated Event" as defined in Article 7 hereof and for which the written agreements governing such notes substantially reflect the terms set forth on Schedule A hereto and are otherwise in form and substance reasonably acceptable to the Administrative Agent.

      (B) The definition of "Convertible Senior Subordinated Notes" appearing in
Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

      "Convertible Senior Subordinated Notes" shall mean (i) LGEI's convertible senior subordinated notes issued pursuant to an offering circular dated November 28, 2003 which are due on November 30, 2010, and (ii) the 2004 Convertible Subordinated Notes.

      (C) Section 2.12(c) of the Credit Agreement is hereby amended by deleting the last sentence thereof and adding the following at the end thereof that reads as follows:

      "The Borrowers shall pay to the Administrative Agent for the pro rata account of each Lender any proceeds received by any Credit Party from Replication Advances in excess o f US$55,000,000, such excess shall be applied to the last principal payment of the Term Loans due in accordance with Section 2.5 hereof; provided, that after the Term Loans have been repaid in full, then all such proceeds shall be used to prepay the Revolving Credit Loans. The Borrower shall also pay to the Administrative Agent for the pro rata account of each Lender the first 50% of net proceeds received from the issuance of the 2004 Convertible Subordinated Notes (but in no event shall the amount required to be used to prepay Loans hereunder be greater than $60,000,000), of which the first $20,000,000 shall be applied to the next principal payment of the Term Loans due in accordance with Section 2.5 hereof immediately following the issuance of such notes and the balance shall be applied to the last principal payment of the Term Loans due in accordance with Section 2.5 hereof; provided, that after the Term Loans have been repaid in full, then ail such proceeds shall be used to prepay the Revolving Credit Loans."

      (D) Section 6.4 of the Credit Agreement is hereby amended by adding the following clause (xviii) to the end thereof that reads as follows: "Investments in connection with acquisitions permitted under Section 6.7(b)(iii) hereof."

      (E) Section 6.5 of the Credit Agreement is hereby amended by deleting the words "dividends and distributions" appearing in clause (i) thereof and inserting in lieu thereof the words "Restricted Payments".

      (F) Section 6.7(b) of the Credit Agreement is hereby amended by adding the following clause (iii) to the end thereof that reads as follows:

      "(iii) acquisitions in an amount not to exceed $65 million in the aggregate for which the consideration comes from (A) the issuance of new capital stock or the proceeds of such newly issued capital stock and/or (B) up to 50% of any proceeds of Replication Advances and Subordinated Debt received by a Credit Party after the Effective Date as such term is defined in Amendment Number 2 dated as of September 22,2004 to this Credit Agreement, provided that, such acquisitions (w) are within the scope of permitted business activities set forth in Section 6.13 hereof, (x) are in Subsidiaries that are 100% controlled by one or more Credit Party; provided, however, that up to 20% of the equity interest in any such entity may be retained by previous investors, ( y) no Event of Default shall be continuing after giving effect on a pro forma basis to any such acquisition as demonstrated by a certificate from an Authorized Officer in form and substance reasonably satisfactory to the Administrative Agent and attaching supporting schedules demonstrating in reasonable detail such compliance and (z) such newly acquired Subsidiary becomes a Guarantor hereunder in accordance with Section
6.32 hereof.

      (G) Section 6.16 of the Credit Agreement is hereby amended by replacing clause (i) thereof with the following:

      "(i) 75% of all new net equity invested in LGEC and new Subordinated Debt issued, in cither case. after March 31, 2004, plus"

      (H) Section 6.32 is hereby amended by deleting the words ";provided, however, that a Credit Party may incorporate additional Subsidiaries if each" with the word "unless".

      (I) Section 7 of the Credit Agreement is hereby amended by adding the following clause (11)following clause (t) thereof:

      "(u) the occurrence of any "Designated Event" as defined in the Indenture dated December 3, 2003 and the indenture issued in connection with the 2004 Convertible Subordinated Notes.

      Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

      (A) the receipt by the Agent of counterparts of this Amendment which, when taken together. bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

      (B) the receipt by the Agent of all fees as set forth in Section 5 of this Amendment; (C) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and

      (D) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

      Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

      (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

      (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

      Section 5 . Fees. The Borrowers agree to pay the Agent for the account of each of the Lenders who executes this Agreement by September 30,2004, a fee equal to 1/8% of the aggregate Commitment of each such Lender under the Credit Agreement.

      Section 6. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

      Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

      Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof ', and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment .

      Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

      Section 11 . Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

      Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

      IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:


                                          BORROWERS:

                                          LIONS GATE ENTERTAINMENT CORP.

                                          By   /s/
                                            __________________________

                                          Name:
                                          Title:



                                          LIONS GATE ENTERTAINMENT INC.

                                          By   /s/
                                            __________________________

                                          Name:
                                          Title:



                                          GUARANTORS:


                                          408376 B.C. LIMITED
                                          AM PSYCHO PRODUCTIONS, INC.
                                          ATTRACTION PRODUCTIONS LLC
                                          BLUE PRODUCTIONS INC.
                                          CINEPIX ANIMATION INC./ANIMATION
                                               CINEPIX INC.
                                          CINEPIX FILMS INC./FILMS CINEPIX INC.
                                          CONFIDENCE PRODUCTIONS, INC.
                                          COVEN PRODUCTIONS CORP.
                                          CUBE FORWARD PRODUCTIONS CORP.
                                          DEAD ZONE PRODUCTION CORP.
                                          DEVILS REJECTS, INC.
                                          FINAL CUT PRODUCTIONS CORP.
                                          FIVE DAYS PRODUCTIONS CORP.
                                          FRAILTY PRODUCTIONS, INC.
                                          HIGH CONCEPT PRODUCTIONS INC.
                                          HYPERCUBE PRODUCTIONS CORP.
                                          KING OF THE WORLD PRODUCTIONS LLC
                                          LG PICTURES INC.
                                          LIONS GATE FILMS CORP.
                                          LIONS GATE FILMS DEVELOPMENT CORP.
                                          LIONS GATE FILMS PRODUCTIONS
                                                CORP./PRODUCTIONS FILMS LIONS
                                                GATE S.A.R.F.
                                          LIONS GATE MUSIC CORP.
                                          LIONS GATE RECORDS, INC.

     LIONS GATE STUDIO MANAGEMENT LTD.
     LIONS GATE TELEVISION CORP.
     LIONS GATE TELEVISION (ONTARIO) CORP.
     LIONS GATE TELEVISION
          DEVELOPMENT LLC
     LIONS GATE TELEVISION INC.
     LUCKY 7 PRODUCTIONS CORP.
     MISSING PRODUCTIONS CORP.
     MISSING PRODUCTIONS I CORP.
     MISSING PRODUCTIONS II CORP.
     MOTHER PRODUCTIONS CORP.
     M WAYS PRODUCTIONS CORP.
     M WAYS II PRODUCTIONS CORP.
     PLANETARY PRODUCTIONS, LLC
     PRESSURE PRODUCTIONS CORP.
     PRISONER OF LOVE PRODUCTIONS CORP.
     PROFILER PRODUCTIONS CORP.
     PSYCHO PRODUCTIONS SERVICES CORP.
     SHUTTERSPEED PRODUCTIONS CORP.
     TERRESTRIAL PRODUCTIONS CORP.
     VOID PRODUCTIONS CORP.
     WEEDS PRODUCTIONS INC.
     WRITERS ON THE WAVE
     3F SERVICES, INC.
     ARIMA INC.
     ARTISAN ENTERTAINMENT INC.
     ARTISAN FILMED PRODUCTIONS, INC.
     ARTISAN HOME ENTERTAINMENT INC.
     ARTISAN MUSIC INC.
     ARTISAN PICTURES INC.
     ARTISAN RELEASING INC.
     ARTISAN TELEVISION INC.
     BD OPTICAL MEDIA, INC.
     BL DISTRIBUTION CORP.
     CAVE PRODUCTIONS, INC.
     FHCL, LLC
     FILM HOLDINGS CO.
     FUSION PRODUCTIONS, INC.
     LANDSCAPE ENTERTAINMENT CORP.
     POST PRODUCTION, INC.
     PUNISHER PRODUCTIONS, INC.
     SCREENING ROOM, INC.

                              SILENT DEVELOPMENT CORP.
                              VESTRON INC.



                              By:             /s/
                                  ____________________________
                                  Name:
                                  Title:




                              BLAIR WITCH FILM PARTNERS LTD.
                              By:  Artisan Filmed Productions Inc.
                              Its: General Partner



                              By:             /s/
                                  ____________________________
                                  Name:
                                  Title:




                              LENDERS:

                              JPMORGAN CHASE BANK,
                              individually and as Administrative Agent



                              By:
                                  _____________________________
                                  Name:
                                  Title:
                                  Address:   1166 Avenue of the Americas,
                                             17th floor
                                             New York, NY 10136-2708
                                  Attention: Garrett Verdone
                                  Facsimile: (212) 899-2893




                              BANK LUEMI USA



                              By:
                                  ______________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                                   SILENT DEVELOPMENT CORP.
                                   VESTRON INC.



                                   By: ________________________________________
                                       Name:
                                       Title:


                                   BLAIR WITCH FILM PARTNERS LTD.
                                   By:  Artisan Filmed Productions Inc.
                                   Its: General Partner


                                   By: ________________________________________
                                       Name:
                                       Title:


                                   LENDERS:

                                   JPMORGAN CHASE BANK,
                                   individually and as Administrative Agent



                                   By: /s/ Garrett J. Verdone
                                       ________________________________________
                                       Name:      GARRETT J. VERDONE
                                       Title:     SENIOR VICE PRESIDENT
                                       Address:   1166 Avenue of the Americas,
                                                  17th floor
                                                  New York, NY 10136-2708
                                       Attention: Garrett Verdone
                                       Facsimile: (212) 899-2893


                                   BANK LEUMI USA



                                   By: ________________________________________
                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:

                                   SILENT DEVELOPMENT CORP.
                                   VESTRON INC.



                                   By: ________________________________________
                                       Name:
                                       Title:


                                   BLAIR WITCH FILM PARTNERS LTD.
                                   By:  Artisan Filmed Productions Inc.
                                   Its: General Partner


                                   By: ________________________________________
                                       Name:
                                       Title:




                                   JPMORGAN CHASE BANK,
                                   individually and as Administrative Agent



                                   By:
                                       ________________________________________
                                       Name:
                                       Title:
                                       Address:   1166 Avenue of the Americas,
                                                  17th floor
                                                  New York, NY 10136-2708
                                       Attention: Garrett Verdone
                                       Facsimile: (212) 899-2893


                                   BANK LEUMI USA



                                   By: /s/ Melanie L. Krinsky
                                       ________________________________________
                                       Name:      Melanie L. Krinsky
                                       Title:     First Vice President
                                       Address:   8383 Wilshire Blvd., #400
                                       Attention: Beverly Hills, CA 90211
                                       Facsimile: (323) 966-4251

                                               BNP PARIBAS

                                               By     /s/    Frederique Merhaut
                                                  ______________________________

                                                  Name:      Frederique Merhaut
                                                  Title:     Director
                                                  Address:
                                                  Attention:
                                                  Facsimile:


                                               By     /s/    Tjalling Terpstra
                                                  ______________________________

                                                  Name:      Tjalling Terpstra
                                                  Title:     Director
                                                  Address:
                                                  Attention:
                                                  Facsimile:


                                               CITY NATIONAL BANK


                                               By
                                                  ______________________________

                                                  Name:
                                                  Title:
                                                  Address:
                                                  Attention:
                                                  Facsimile:


                                               FLEET NATIONAL BANK


                                               By
                                                  ______________________________

                                                  Name:
                                                  Title:
                                                  Address:
                                                  Attention:
                                                  Facsimile:

                                                BNP PARIBAS

                                                By
                                                   _____________________________

                                                   Name:
                                                   Title:
                                                   Address:
                                                   Attention:
                                                   Facsimile:


                                                By
                                                   _____________________________

                                                   Name:
                                                   Title:
                                                   Address:
                                                   Attention:
                                                   Facsimile:


                                                CITY NATIONAL BANK


                                                By   /s/   NORMAN B. STARR
                                                   _____________________________

                                                   Name:   NORMAN B. STARR
                                                   Title:  SENIOR VICE PRESIDENT
                                                   Address:
                                                   Attention:
                                                   Facsimile:


                                                FLEET NATIONAL BANK


                                                By
                                                   _____________________________

                                                   Name:
                                                   Title:
                                                   Address:
                                                   Attention:
                                                   Facsimile:

                                                BNP PARIBAS

                                                By
                                                   _____________________________

                                                   Name:
                                                   Title:
                                                   Address:
                                                   Attention:
                                                   Facsimile:


                                                By
                                                   _____________________________

                                                   Name:
                                                   Title:
                                                   Address:
                                                   Attention:
                                                   Facsimile:


                                                CITY NATIONAL BANK


                                                By
                                                   _____________________________

                                                   Name:
                                                   Title:
                                                   Address:
                                                   Attention:
                                                   Facsimile:


                                                FLEET NATIONAL BANK


                                                By  /s/     AMY PEDEN
                                                   _____________________________

                                                   Name:    Amy Peden
                                                   Title:   Vice President
                                                   Address: 335 Madison Ave
                                                            New York, NY 20034
                                                   Attention:
                                                   Facsimile: 212-503-7173

                               ISRAEL DISCOUNT BANK OF NEW YORK


                               /s/ Alan Lefkowitz
                            By _______________________________
                               Name: Alan Lefkowitz
                               Title: FVP
                               Address: 511 5th Avenue, New York, New York 10017
                               Attention: Alan Lefkowitz
                               Facsimile: 212 551 8720



                               /s/ Lucas Ramirez
                            By _______________________________
                               Name: Lucas Ramirez
                               Title: AVP
                               Address: 511 5th Avenue, New York, New York 10017
                               Attention: Lucas Ramirez
                               Facsimile: 212 551 8720



                            JP MORGAN CHASE BANK, TORONTO
                            BRANCH, individually and as Canadian Agent


                            By _______________________________
                               Name:
                               Title:
                               Address:
                               Attention:
                               Facsimile:



                            MANUFACTURERS BANK


                            By _______________________________
                               Name:
                               Title:
                               Address:
                               Attention:
                               Facsimile:

                            ISRAEL DISCOUNT BANK OF NEW YORK


                            By _______________________________
                               Name:
                               Title:
                               Address:
                               Attention:
                               Facsimile:



                            By _______________________________
                               Name:
                               Title:
                               Address:
                               Attention:
                               Facsimile:


                            JP MORGAN CHASE BANK, TORONTO
                            BRANCH, individually and as Canadian Agent


                               /s/ Christine Chan
                            By _______________________________
                               Name: Christine Chan
                               Title: Vice President
                               Address: 200 Bay Street, Royal Bank Plaza,
                                        South Tower, 18th Floor, Toronto,
                                        Ontario M5J 2J2 Canada
                               Attention: Christine Chan
                               Facsimile: 416-981-9138



                            MANUFACTURERS BANK


                            By _______________________________
                               Name:
                               Title:
                               Address:
                               Attention:
                               Facsimile:

                            ISRAEL DISCOUNT BANK OF NEW YORK


                            By _______________________________
                               Name:
                               Title:
                               Address:
                               Attention:
                               Facsimile:



                            By _______________________________
                               Name:
                               Title:
                               Address:
                               Attention:
                               Facsimile:


                            JP MORGAN CHASE BANK, TORONTO
                            BRANCH, individually and as Canadian Agent



                            By _______________________________
                               Name:
                               Title:
                               Address:
                               Attention:
                               Facsimile:



                            MANUFACTURERS BANK


                               /s/ Sandy Lee
                            By _______________________________
                               Name: Sandy Lee
                               Title: Vice President
                               Address: 515 S. Figueroa St.
                                        Los Angeles, CA 90071
                               Attention: Sandy Lee
                               Facsimile: 213-489-6028

                             U.S. BANK NATIONAL ASSOCIATION



                             By   /s/ Joan F. Stigllanoi
                                 ___________________________________________
                                 Name:      Joan F. Stigliano
                                 Title:     Senior Vice President
                                            Entertainment Industries Group
                                 Address:   U.S. Bank, National Association
                                 Attention: 633 West Fifth Street 30th Floor
                                            Los Angeles, CA 90071
                                 Facsimile: 213/615-6797




                             SOCIETE GENERALE



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:




                             THE LEWIS HORWITZ ORGANIZATION, a
                             division of Imperial Capital Bank



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:





                             UNION BANK OF CALIFORNIA, N.A.



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:

                             U.S. BANK NATIONAL ASSOCIATION



                             By
                                 ___________________________________________
                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:




                             SOCIETE GENERALE



                             By  /s/ Mark Vigil
                                 ___________________________________________

                                 Name:      Mark Vigil
                                 Title:     Managing Director
                                 Address:   1221 Avenue of the Americas
                                            New York, NY 10020
                                 Attention: Mark Vigil
                                 Facsimile: (212) 278-6146




                             THE LEWIS HORWITZ ORGANIZATION, a
                             division of Imperial Capital Bank



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:





                             UNION BANK OF CALIFORNIA, N.A.



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:

                             U.S. BANK NATIONAL ASSOCIATION



                             By
                                 ___________________________________________
                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:




                             SOCIETE GENERALE



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:




                             THE LEWIS HORWITZ ORGANIZATION, a
                             division of Imperial Capital Bank



                             By  /s/ [SIGNATURE ILLEGIBLE]
                                 ___________________________________________

                                 Name:       David [ILLEGIBLE]
                                 Title:      VP/M.D.
                                 Address:    1840 Century Park East #1000
                                 Attention:
                                 Facsimile:  310 275-8055





                             UNION BANK OF CALIFORNIA, N.A.



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:

                             U.S. BANK NATIONAL ASSOCIATION



                             By
                                 ___________________________________________
                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:




                             SOCIETE GENERALE



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:




                             THE LEWIS HORWITZ ORGANIZATION, a
                             division of Imperial Capital Bank



                             By
                                 ___________________________________________

                                 Name:
                                 Title:
                                 Address:
                                 Attention:
                                 Facsimile:





                             UNION BANK OF CALIFORNIA, N.A.



                             By  /s/ Kin Cheng
                                 ___________________________________________

                                 Name:       Kin Cheng
                                 Title:      Assistant Vice President
                                 Address:    445 S. Figueroa St. 16th Floor
                                             LA, CA  90071
                                 Attention:  Danny Mandel
                                 Facsimile:  213-236-5852

                                     WESTLB AG (formerly Westdeutsche Landesbank
                                     Girozentrale), NEW YORK BRANCH

                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Address:
                                        Attention:
                                        Facsimile:

                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Address:
                                        Attention:
                                        Facsimile:


                                     THE ROYAL BANK OF SCOTLAND PLC

                                     By /s/ T. Castledine
                                        ----------------------------------------
                                        Name:  TREVOR CASTLEDINE
                                        Title: AUTHORISED SIGNATORY
                                        Address:
                                        Attention:
                                        Facsimile:


                                     ARES VI CLO LTD.

                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Address:
                                        Attention:
                                        Facsimile:

                                     WESTLB AG (formerly Westdeutsche Landesbank
                                     Girozentrale), NEW YORK BRANCH

                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Address:
                                        Attention:
                                        Facsimile:

                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Address:
                                        Attention:
                                        Facsimile:


                                     THE ROYAL BANK OF SCOTLAND PLC

                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Address:
                                        Attention:
                                        Facsimile:


                                     ARES VI CLO LTD.

                                     By /s/ Seth J. Brufsky
                                        ----------------------------------------
                                        Name:  SETH J. BRUFSKY
                                        Title: VICE PRESIDENT
                                        Address:
                                        Attention:
                                        Facsimile:

                                         ARES VII CLO LTD.

                                         By  /s/     Seth J. Brufsky
                                            _____________________________

                                            Name:     SETH J. BRUFSKY
                                            Title:    VICE PRESIDENT
                                            Address:
                                            Attention:
                                            Facsimile:


                                         ARES VIII CLO LTD.

                                         By  /s/      Seth J. Brufsky
                                            _____________________________

                                            Name:     SETH J. BRUFSKY
                                            Title:    VICE PRESIDENT
                                            Address:
                                            Attention:
                                            Facsimile:


                                         ARES LEVERAGED INVESTMENT FUND II,
                                         L.P.

                                         By   /s/     Seth J. Brufsky
                                            _____________________________

                                            Name:     SETH J. BRUFSKY
                                            Title:    VICE PRESIDENT
                                            Address:
                                            Attention:
                                            Facsimile:


                                         BLACKROCK LIMITED DURATION INCOME
                                         TRUST

                                         By
                                            _____________________________

                                            Name:
                                            Title:
                                            Address:
                                            Attention:
                                            Facsimile:

                                          ELC (CAYMAN) LTD. 1999-II


                                          By
                                             _____________________________

                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:


                                          ELC (CAYMAN) LTD. 1999-III


                                          By
                                             _____________________________

                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:


                                          ELC (CAYMAN) LTD. 2000-I


                                          By
                                             _____________________________

                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:


                                          MAPLEWOOD (CAYMAN) LIMITED

                                          By
                                             _____________________________

                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:

                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY

                                       By
                                          _____________________________

                                          Name:
                                          Title:
                                          Address:
                                          Attention:
                                          Facsimile:


                                       PRESEUS CDO I LIMITED


                                       By
                                          _____________________________

                                          Name:
                                          Title:
                                          Address:
                                          Attention:
                                          Facsimile:


                                       SEABOARD CLO 2000 LTD.

                                       By
                                          _____________________________

                                          Name:
                                          Title:
                                          Address:
                                          Attention:
                                          Facsimile:


                                       SIMSBURY CLO, LIMITED

                                       By
                                          _____________________________

                                          Name:
                                          Title:
                                          Address:
                                          Attention:
                                          Facsimile:

                                          TRYON CLO LTD. 2000-I

                                          By
                                             _____________________________

                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:


                                          EATON VANCE INSTITUTIONAL SENIOR
                                          LOAN FUND


                                          By
                                             _____________________________

                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:


                                          EATON VANCE LIMITED DURATION
                                          INCOME FUND


                                          By
                                             _____________________________

                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:


                                          EATON VANCE SENIOR FLOATING RATE
                                          TRUST


                                          By
                                             _____________________________

                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:

                                    EATON VANCE SENIOR INCOME TRUST


                                    By
                                       _____________________________

                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:


                                    EATON VANCE VT FLOATING-RATE
                                    INCOME FUND


                                    By
                                       _____________________________

                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:


                                    GRAYSON & CO.

                                    By
                                       _____________________________

                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:


                                    SENIOR DEBT PORTFOLIO

                                    By
                                       _____________________________

                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:

                                    OXFORD STRATEGIC INCOME FUND

                                    By
                                       _____________________________

                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:


                                    FIDELITY ADVISOR SERIES II: FIDELITY
                                    ADVISOR FLOATING HIGH RATE INCOME
                                    FUND (161)


                                    By
                                       _____________________________

                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:

                                   ARCHIMEDES FUNDING III, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager



                                   BY: /s/ Steven Gorski
                                       ________________________________________
                                       Name:  Steven Gorski
                                       Title: Director


                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Steven Gorski
                                       ________________________________________
                                       Name:  Steven Gorski
                                       Title: Director



                                   ENDURANCE CLO I, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager



                                   BY: /s/ Steven Gorski
                                       ________________________________________
                                       Name:  Steven Gorski
                                       Title: Director


                                   ING-ORYX CLO LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Steven Gorski
                                       ________________________________________
                                       Name:  Steven Gorski
                                       Title: Director

                                   NEMEAN CLO LTD.

                                   By: ING Capital Advisors LLC,
                                       as Investment Manager



                                   By: /s/ Steven Gorski
                                       ________________________________________
                                   Name:  Steven Gorski
                                   Title: Director


                                   SEQUILS-ING I (HBDGM), LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Steven Gorski
                                       ________________________________________
                                   Name:  Steven Gorski
                                   Title: Director



                                   OCTAGON INVESTMENT PARTNERS II, LLC



                                   By  ________________________________________
                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:


                                   OCTAGON INVESTMENT PARTNERS III, LTD.



                                   By  ________________________________________
                                       Name:
                                       Title:
                                       Address:
                                       Attention:
                                       Facsimile:

                                           OCTAGON INVESTMENT PARTNERS IV, LTD.


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:


                                           OCTAGON INVESTMENT PARTNERS V, LTD.


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:



                                            OCTAGON INVESTMENT PARTNERS VI, LTD.


                                            By
                                              ----------------------------------
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:

                                           PUTNAM DIVERSIFIED INCOME TRUST


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:


                                           PUTNAM HIGH YIELD ADVANTAGE FUND


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:



                                            PUTNAM HIGH YIELD TRUST


                                            By
                                              ----------------------------------
                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:



                                            PUTNAM VARIABLE TRUST - PVT HIGH
                                            YIELD FUND


                                            By
                                              ----------------------------------
                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:

                                           FOOTHILL INCOME TRUST, LP


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:
                                             Address:
                                             Attention:
                                             Facsimile:

                                                                      SCHEDULE A
                                                                      ----------

                            LIONS GATE ENTERTAINMENT

              ___% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2024

--------------------------------------------------------------------------------
                  INDICATIVE TERM SHEET -- SEPTEMBER 21, 2004
--------------------------------------------------------------------------------


ISSUER:                         Lions Gate Entertainment Inc. ("U.S. Lions
                                Gate")

GUARANTOR:                      Lions Gate Entertainment Corp. ("Lions Gate")

TRADE DATE:                     October [__], 2004

SETTLEMENT DATE:                October [  ], 2004 (T+3)

MATURITY DATE:                  October 15, 2024

REPURCHASE AT OPTION OF HOLDER: Each holder may require U.S. Lions Gate to repurchase the notes in cash, in whole or in part, on each of October 15, 2011, 2014 and 2019 for a repurchase price equal to 100% of the principal amount of the notes plus accrued and unpaid interest and additional interest, if any, to, but excluding, the date of repurchase.


OPTIONAL REDEMPTION BY COMPANY: Lions Gate may redeem all or portion of the notes at its option on or after October 15, 2009 at the following redemption prices:

                                                                      Redemption
                                Date                                  Price
                                ------------------------------------------------
                                October 15, 2009 to October 14, 2010  [  ]%
                                October 15, 2010 to October 14, 2011  [  ]%
                                October 15, 2011 and thereafter       100.000%

OFFERING SIZE:                  $125,000,000

OVER-ALLOTMENT OPTION:          $25,000,000

FACE AMOUNT:                    $1,000

OFFERING PRICE:                 100.00

COUPON/YIELD TO MATURITY:       [__%]

COUPON PAYMENT DATES:           [October] 15 and [April] 15, beginning [April]
                                15, 2005

CLOSING SALE PRICE (______/04): $

CONVERSION PREMIUM:             [__%]

CONVERSION PRICE:               $[__]

CONVERSION RATIO:               [__]

GUARANTEE:                      The notes will be fully and unconditionally
                                guaranteed by Lions Gate, U.S. Lions Gate's ultimate parent company.

RANKING:                        The notes and the related guarantee, as
                                applicable;

                                  -  will be unsecured senior subordinated
                                     obligations;

                         - will rank subordinate in right of payment to (1) up to $340 million outstanding principal amount of bank debt, (2) up to $75 million outstanding principal amount of vendor financing, and (3) secured financing in connection with motion picture and television productions and/or acquisitions, or acquisitions of libraries or catalogues, with respect to such secured financing, only to the extent of the value of the assets secured;

                         - will be effectively subordinated to all other existing and future secured indebtedness of U.S. Lions Gate or Lions Gate, as applicable, to the extent of the value of the assets securing such debt;

                         - will be effectively subordinated to the liabilities, including trade payables, of Lions Gate's direct and indirect subsidiaries other than U.S. Lions Gate; and

                         - other than as set out above, will rank on parity in right of payment with all U.S. Lions Gate's and Lions Gate's existing and future unsecured senior debt.

CONVERSION:         Each holder may convert the notes into common shares of
                    Lions Gate at a conversion rate of _____ common shares per $1,000 principal amount of notes, subject to adjustment, before the close of business on the trading day immediately before the maturity date, unless the notes have been previously redeemed or repurchased, under any of the following circumstances during the periods specified:

                         - if, on or before October 15, 2019, the closing price of the common shares of Lions Gate for at least 20 trading days in the 30 consecutive trading day period ending on the eleventh trading day of the preceding fiscal quarter exceeds 120% of the then-current conversion price in effect, then the holder will have the right to convert its notes until the eleventh trading day of the immediately following fiscal quarter;

                         - if, on any trading day after October 15, 2019, the closing sale price of the common shares of Lions Gate exceeds 120% of the then-current conversion price in effect, then the holder will have the right to convert its notes at all times thereafter until the close of business on the trading day immediately before the maturity date;

                         - if, at any time on or before October 15, 2019, the trading price per $1,000 principal amount of notes for each trading day of any five consecutive trading-day period was less than 98% of the product of the closing sale price of the common shares of Lions Gate and the conversion rate then in effect, then the holder will have the right to convert its notes until the close of business on the fifth trading day immediately following the conclusion of any such five consecutive trading-day period;

                          - if U.S. Lions Gate calls the holder's notes for redemption, the holder will have the right to convert the notes called for redemption from the date of the notice of redemption until the close of business on the trading day immediately before the redemption date, after which time the holder's right to convert will expire unless U.S. Lions Gate defaults in the payment of the redemption price;

                          - if Lions Gate distributes to all or substantially all holders of its common shares, rights, options or warrants entitling them to purchase its common shares at a price less than the average closing sale price of the common shares of Lions Gate for the ten trading days ending on the trading day immediately before the declaration date, the holder will have the right to convert its notes until a specified date unless it can participate in the distribution without converting its notes; or

                          - if Lions Gate distributes to all holders of its common shares, cash or other assets, debt securities or rights to purchase its securities, which distribution has a per common share value exceeding 5% of the closing sale price of its common shares on the trading day immediately before the declaration date for such distribution, the holder will have the right to convert its notes until a specified date unless it can participate in the distribution without converting its notes.

                      In addition, if Lions Gate or U.S. Lions Gate becomes a party to a consolidation, merger, binding share exchange or sale or conveyance of all or substantially all of its property and assets that constitutes a "designated event" (a change in control (as defined) or a termination of trading), or such an event occurs that would have been a change in control but for certain exceptions, then the holder will have the right to convert its notes beginning 15 days before the date announced by Lions Gate or U.S. Lions Gate, as the case may be, as the anticipated effective date of the transaction until and including the date which is 15 days after the actual effective date of the transaction. Under certain circumstances, the holder will also be entitled to receive a make whole premium upon such a change in control.

HOLDERS REPURCHASE
RIGHT: Holders will have the right to require U.S. Lions Gate to repurchase the notes at par upon a designated event.

MAKE WHOLE PREMIUM:   Upon the occurrence of a change in control, under certain
                      circumstances U.S. Lions Gate will pay, in addition to the repurchase price, a make whole premium on notes converted or tendered for repurchase in connection with the change in control.

                     The amount of the make whole premium, if any, will be based on the price of the common shares of Lions Gate on the effective date of the designated event. No make whole premium will be paid if the price of the common shares of Lions Gate is less than $[7.00] or if the price of the common shares of Lions Gate exceeds $[50.00] (in each case, subject to adjustment).

                     In the event of a change in control that would otherwise trigger the obligation of U.S. Lions Gate to pay the make whole premium, U.S. Lions Gate will have the option of paying the make whole premium to the holders or causing the notes to be convertible into common shares of the surviving company in such change in control so long as such shares are traded primarily on a national securities exchange or quoted primarily on the NASDAQ Market.

RATING:              Not rated

GROSS SPREAD:        3.00%

PLACEMENT AGENTS:    SG Cowen & Co., LLC

OFFERING TYPE:       144A offering

CUSIP NUMBER:        --

COMMON STOCK TICKER: LGF

USE OF PROCEEDS:     To repay certain obligations under existing credit facility and for general corporate purposes, including acquisitions.

    The terms set forth above are to be kept in strictest confidence; any reproduction or distribution of such terms, in whole or in part, or disclosure of any of its contents is strictly prohibited. The terms set forth above do not constitute a direct or implied commitment on the part of SG Cowen to sell the securities. Such engagement shall be set forth in a separate agreement and may be subject to, among other things, satisfactory completion of due diligence by SG Cowen, market conditions, the absence of adverse changes to the Company's business or financial condition, approval of SG Cowen's internal committee and any other conditions that SG Cowen may deem appropriate for transactions of such nature.